SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2019 (September 30, 2019)

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301 Carnegie, Pennsylvania	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 30, 2019, Ampco-Pittsburgh Corporation, a Pennsylvania corporation (the “Corporation”), Ampco UES Sub, Inc. (the “Seller”), a Delaware corporation and an indirect wholly-owned subsidiary of the Corporation (the “Seller”), and ASW Steel Inc., a company organized and existing under the laws of the Province of Ontario, Canada and a subsidiary of the Seller (“ASW”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Valbruna Canada Ltd., a company organized and existing under the laws of the Province of New Brunswick, Canada (the “Purchaser”). Pursuant to the Purchase Agreement, the Purchaser agreed to acquire from the Seller all of the outstanding equity of ASW (the “Disposition”).

ASW is engaged in the business of specialty steel production by offering a unique combination of carbon, stainless, and other steel making capabilities. The Corporation previously reported in its filings with the Securities and Exchange Commission (the “SEC”) that its Board of Directors had approved a plan to sell ASW in October of 2018. The sale of ASW represents a strategic shift that is expected to have a major impact on the Corporation’s operations and financial results. The assets and liabilities of ASW, its operating results and its cash flows have been presented as discontinued operations in the financial statements accompanying the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018, and subsequent quarterly reports on Form 10-Q.

The Disposition was closed simultaneously with the signing of the Purchase Agreement on September 30, 2019 (the “Closing”). The Purchase Agreement provides for the aggregate consideration of $8,000,000 in cash, subject to certain adjustments described therein, to be paid by the Purchaser for the equity of ASW.

The Purchase Agreement contains customary representations and warranties of the Purchaser, ASW and the Seller. Each party has agreed to various customary covenants and agreements. The Purchase Agreement also provides that the Seller will indemnify the Purchaser for certain limited liabilities associated with ASW. The parties’ respective indemnification obligations are subject to various limitations, including, among other things, deductibles, caps, and time limitations. The Corporation is guaranteeing the performance of the covenants, agreements, obligations and liabilities of Seller under the Purchase Agreement. In connection with the Disposition, Union Electric Steel Corporation (“UES”), a Pennsylvania corporation and a subsidiary of the Corporation, entered into a long-term supply agreement with ASW for the supply of steel ingots to UES.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is incorporated herein by reference as Exhibit 2.1. The Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Purchaser, the Seller, the Corporation or ASW. The representations, warranties, and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Purchaser, the Seller, ASW or the Corporation. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

In connection with the Purchase Agreement, the Corporation and its subsidiaries Air & Liquid Systems Corporation, UES, Alloys Unlimited and Processing, LLC, Akers National Roll Company, Union Electric Steel UK Limited, ASW, Åkers AB and Åkers Sweden AB (collectively, the “Borrowers”) entered into a Consent, Release and Amendment, dated as of September 30, 2019 (the “Consent”), with PNC Bank, National Association (“PNC”), and the other Lenders (as defined below), which has the effect of further amending the Revolving Credit and Security Agreement, dated May 20, 2016, as amended on October 31, 2016, March 2, 2017, and September 28, 2018 (the “Credit Agreement”), among the Borrowers, the guarantors party thereto, PNC, as administrative agent, and the other agents party thereto (collectively, the “Lenders”). The Consent provides for, among other things, (i) the Lenders’ consent to the Disposition, (ii) automatic release of (a) ASW as “Borrower” or otherwise an obligated party under the Credit Agreement and related documents and (b) all of ASW’s obligations as “Borrower” under the Credit Agreement and related documents, (iii) automatic termination and release of all liens, security interests and other encumbrances under the Credit Agreement and related documents with respect to ASW or its assets, (iv) release and delivery of all stock certificates or other collateral of ASW in PNC’s possession, and (v) amendment of the definition of “Canadian Sublimit” to state that it is equal to zero. All other material terms, conditions, and covenants with respect to the Credit Agreement remain unchanged.

The above description does not purport to be complete and is qualified in its entirety by reference to the Consent, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On September 30, 2019, the Corporation issued a press release announcing the Disposition. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Corporation’s financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on March 18, 2019, as well as in the Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, filed with the SEC on May 10, 2019, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, filed with the SEC on August 8, 2019, present the reclassification of ASW to discontinued operations for all periods reported. Consequently, pro forma financial statements, which give effect to the Disposition, are not required to be filed with this Current Report on Form 8-K.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit Number	Description of Exhibit

2.1	Purchase Agreement, dated September 30, 2019, by and among Ampco UES Sub, Inc., ASW Steel Inc., Valbruna Canada Ltd. and Ampco-Pittsburgh Corporation

10.1	Consent, Release and Amendment, dated September 30, 2019, by and among Ampco-Pittsburgh Corporation and PNC Bank, National Association, as administrative agent, and certain borrowers, guarantors and the other agents party thereto

99.1	Press Release dated September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

By:	/s/ Maria Trainor
Maria Trainor
Vice President, General Counsel and Secretary

Dated: October 3, 2019